[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.13

EXECUTION VERSION

AMENDMENT NO. 4 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT and AMENDEMENT NO. 2 TO AMENDED AND RESTATED FEE LETTER

THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT AND AMENDMENT NO. 2 TO FEE LETTER (this “Amendment”), dated as of December 16, 2020 (the “Effective Date”) to (i) that certain Amended and Restated Revolving Credit Agreement, dated as of January 31, 2020 (as amended, restated supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), among Opportunity Funding SPE III, LLC (the “Borrower”), Opportunity Financial, LLC (the “Company”), as originator (in such capacity, the “Originator”), as servicer (in such capacity, the “Servicer”), as a Guarantor (as defined in the Amended Credit Agreement) and as a Seller (as defined the Amended Credit Agreement), OppWin, LLC (“OppWin”), as a Seller and as a Guarantor, OppFi Management Holdings, LLC (“OppFi Management”), as a Guarantor, Opportunity Financial Card Company (“OppFi Card”), as a Guarantor, Ares Agent Services, L.P., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent” and together with the Administrative Agent, the “Agents”), and the Lenders parties thereto from time to time (the “Lenders” and each, individually, a “Lender”) and (ii) that certain Amended and Restated Fee Letter, dated as of January 31, 2020 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Fee Letter” and, as amended by this Amendment, the “Amended Fee Letter”), between the Administrative Agent and the Borrower.

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Company, the Originator, the Servicer, each Guarantor and each Seller (collectively, the “Credit Parties” and each, individually, a “Credit Party”), the Administrative Agent and the Lenders entered into the Existing Credit Agreement whereby the Lenders agreed to extend a revolving credit facility (the “Facility”) to the Borrower and the Borrower agreed to secure its Obligations under the Existing Credit Agreement by granting to the Collateral Agent, for the benefit of the Secured Parties, a first priority Lien on all of its assets;

WHEREAS, in connection with the Facility, the Administrative Agent and the Borrower entered into the Existing Fee Letter;

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement and the Existing Fee Letter on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

AGREEMENT

1.     Definitions. Capitalized terms that are used in this Amendment (including the recitals hereto, which are herein incorporated) but are not defined herein shall have the meanings set forth in the Amended Credit Agreement, unless otherwise stated.

2.     Amendments to Credit Agreement. Effective as of the date of this Amendment, the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definition of “Lock-Out Period” in its entirety and replacing it with the following:

“Lock-Out Period” means the first sixteen (16) months of the Revolving Commitment Period.

3.     Amendments to Fee Letter. Effective as of the date of this Amendment, the Existing Fee Letter is hereby amended as follows:

(a) Section 1 of the Existing Fee Letter is hereby amended by deleting the definition of “Prepayment Premium” in its entirety and replacing it with the following:

“Prepayment Premium” means a non-refundable payment in an amount equal to (i) with respect to any date of determination occurring during the sixteenth (16th) through twenty-second (22nd) months following the Closing Date, the product of (x) the Maximum Committed Amount immediately prior to the related prepayment multiplied by (y) [***]%; (ii) with respect to any date of determination occurring during the twenty-third (23rd) through twenty-eighth (28th) months following the Closing Date, the product of (x) the Maximum Committed Amount immediately prior to the related prepayment multiplied by (y) [***]%; and (iii) with respect to any date of determination occurring during the twenty-ninth (29th) through thirty-fourth (34th) months following the Closing Date, the product of (x) the Maximum Committed Amount immediately prior to the related prepayment multiplied by (y) [***]%. For the avoidance of doubt, the Prepayment Premium shall not be due with respect to any prepayment of the Loans that occurs during the Lock-Out Period in accordance with Section 2.7 of the Credit Agreement.

(b) The Existing Fee Letter is hereby amended by deleting Section 5 in its entirety and replacing it with the following:

5. Undrawn Make-whole Payment. On each Settlement Date relating to a Collection Period (or portion thereof) occurring during the Revolving Commitment Period, if the outstanding principal amount of the Loans is less than the applicable Minimum Utilization Threshold for any one or more days during the related Collection Period, the Borrower shall pay to the Lenders the Undrawn Make-Whole Payment; provided, however that compliance with the foregoing requirement shall not be tested during the period commencing on May 15, 2020 to and including March 31, 2021.

4.     Limitation of Amendments.

(a)     The amendments set forth in Article 2, above, are effective for the purposes set forth herein and shall be limited precisely as written. This Amendment does not, and shall not be construed to, constitute a waiver of any past, present or future violation of the Amended Credit Agreement, the Amended Fee Letter, the other Credit Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect any Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Amended Credit Agreement, the Amended Fee Letter, any other Credit Document or any other related document (all of which rights are hereby expressly reserved by the Agents and Lenders), (ii) except as specifically set forth herein, amend or alter any provision of the Existing Credit Agreement, the Existing Fee Letter, any other Credit Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any of its Affiliates or any right, privilege or remedy of any Agent or any Lender under the Existing Credit Agreement, the Existing Fee Letter any other Credit Document or any other related document or (iv) constitute any consent (deemed or express) by any Agent or any Lender to any prior, existing or future violations of the Amended Credit Agreement, the Amended Fee Letter, any other Credit Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Amended Credit Agreement, the Amended Fee Letter, any other Credit Document or any other related document.

(b)     This Amendment shall be construed in connection with and as part of the Amended Credit Agreement and the Amended Fee Letter, as applicable, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Amended Credit Agreement, the Amended Fee Letter, and each other Credit Document are hereby ratified and confirmed and shall remain in full force and effect, except that on and after the date hereof all references in the other Credit Documents to the “Credit Agreement,” the “Fee Letter,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Existing Credit Agreement or the Existing Fee Letter, as applicable, shall mean and refer to the Amended Credit Agreement and the Amended Fee Letter, respectively.

5.      Representations and Warranties; Ratification of Assignments.

(a)     Each Credit Party affirms that the execution, delivery and performance of this Amendment and the performance by it of the Amended Credit Agreement and, with respect to the Borrower, the Amended Fee Letter have been duly authorized by all necessary action, and it has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Amended Credit Agreement and, with respect to the Borrower, the Amended Fee Letter.

(b)     Each Credit Party represents and warrants that this Amendment, the Amended Credit Agreement and, with respect to the Borrower, the Amended Fee Letter, constitute its legally valid and binding obligations, enforceable against it in accordance with the respective terms hereof and thereof, except as enforcement may be limited by equitable principles (regardless of whether enforcement is sought in equity or at law) or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c)     Each Credit Party (with respect to itself) represents and warrants that the representations and warranties contained in Article 4 of the Existing Credit Agreement are true and correct in all material respects after giving effect to this Amendment on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default exists (after giving effect to this Amendment) or would result from this Amendment becoming effective in accordance with its terms.

6.     Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:

(a)     The Administrative Agent shall have received this Amendment duly executed by the Credit Parties.

(b)     After giving effect to the terms of this Amendment, (i) the representations and warranties contained herein and in the Amended Credit Agreement, the Amended Fee Letter and the other Credit Documents shall be true and correct in all material respects (except for such representations and warranties already qualified by materiality which shall be true and correct in all respects) on and as of the Effective Date (except to the extent they expressly relate to an earlier time); and (ii) no Default or Event of Default shall have occurred and be continuing.

(c)     Borrower shall have paid to the Agents and the Lenders, as applicable, all outstanding Permitted Expenses.

7.     Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Existing Credit Agreement, the Existing Fee Letter and the Credit Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Existing Credit Agreement, the Existing Fee Letter and the other Credit Documents are ratified and confirmed as of the Effective Date and shall continue in full force and effect. The Borrower hereby agrees that all Liens and security interests securing payment of the Obligations under the Credit Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. The Credit Parties, the Agents and the Lenders agree that the Amended Credit Agreement, the Amended Fee Letter and the other Credit Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

8.     Amendment as a Credit Document. Each Credit Party acknowledges and agrees that this Amendment constitutes a “Credit Document.” Accordingly, it shall be an Event of Default under the Existing Credit Agreement if any representation or warranty made by a Credit Party under or in connection with this Amendment shall have been false in any material respect when made and which shall not have been remedied or waived within fifteen (15) Business Days after the earlier of (i) an Authorized Officer of such Credit Party becoming aware of such falsity, or (ii) receipt by such Credit Party of written notice from the Administrative Agent or any Lender of such falsity.

9.     Expenses of Agents and Lenders. Each Credit Party agrees to pay, jointly and severally, promptly after demand, all reasonable and documented out-of-pocket costs and expenses of the Agents and the Lenders in connection with the negotiation, preparation, execution and delivery of this Amendment in accordance with Section 9.2 of the Amended Credit Agreement.

10.     Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

11.     Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Lenders, the Credit Parties, and their respective successors and permitted assigns, except that the Credit Parties may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Administrative Agent.

12.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

13.     No Waiver. Other than as specifically set forth in Article 2, nothing contained in this Amendment shall be construed as an amendment or waiver by the Agents or the Lenders of any covenant or provision of the Existing Credit Agreement, the Existing Fee Letter, the other Credit Documents, this Amendment, or of any other contract or instrument among the Credit Parties, the Lenders and the Agents, and the failure of the Lenders and the Agents at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Agents to thereafter demand strict compliance therewith. The Agents and Lenders hereby reserve all rights granted to each of them under the Existing Credit Agreement, the Existing Fee Letter, the other Credit Documents, this Amendment and any other contract or instrument among the Credit Parties and any one or more of the Agents and the Lenders.

14.     Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

15.     Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

16.     Final Agreement. THE AMENDED CREDIT AGREEMENT AND THE AMENDED FEE LETTER CONSTITUTE THE ENTIRE CONTRACT BETWEEN AND AMONG THE PARTIES RELATING TO THE SUBJECT MATTER THEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER THEREOF.

17.     Time. Time is of the essence of this Amendment.

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

OPPORTUNITY FUNDING SPE III, LLC,
as Borrower

By:	/s/ Shiven Shah
Name:	Shiven Shah
Title:	Chief Financial Officer

OPPORTUNITY FINANCIAL, LLC,
in its individual capacity, as Originator, Servicer, a Seller and a Guarantor

By:	/s/ Shiven Shah
Name:	Shiven Shah
Title:	Chief Financial Officer

OPPWIN, LLC,
as a Seller and a Guarantor

By:	/s/ Shiven Shah
Name:	Shiven Shah
Title:	Chief Financial Officer

OPPFI MANAGEMENT HOLDINGS, LLC,
as a Guarantor

By:	/s/ Shiven Shah
Name:	Shiven Shah
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4 to A&R Credit Agreement and Amendment No. 2 to A&R Fee Letter (OppFunding III)]

OPPORTUNITY FINANCIAL CARD COMPANY, LLC
as a Guarantor

By:	/s/ Shiven Shah
Name:	Shiven Shah
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4 to A&R Credit Agreement and Amendment No. 2 to A&R Fee Letter (OppFunding III)]

ARES AGENT SERVICES, L.P.,
By: Ares Agent Services GP LLC,
its general partner as Administrative Agent and Collateral Agent

By:	/s/ Jeffrey Kramer
Name:	Jeffrey Kramer
Title:	Authorized Signatory

SONORAN CACTUS PRIVATE ASSET BACKED FUND, LLC,
By: Ares Cactus Operating Manager GP, LLC,
its Manager as a Lender

By:	/s/ Jeffrey Kramer
Name:	Jeffrey Kramer
Title:	Authorized Signatory

GLENLAKE LOAN FUND, LLC,
By: Ares Management LLC, its Investment
Manager as a Lender

By:	/s/ Jeffrey Kramer
Name:	Jeffrey Kramer
Title:	Authorized Signatory

DEARBORN PARK ASSET-BACKED FUND LLC
By: Ares Management LLC,
its Manager

By:	/s/ Jeffrey Kramer
Name:	Jeffrey Kramer
Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to A&R Credit Agreement and Amendment No. 2 to A&R Fee Letter (OppFunding III)]

ARES MULTI-CREDIT FUND LLC
By: Ares Management LLC, its Manager

By:	/s/ Jeffrey Kramer
Name:	Jeffrey Kramer
Title:	Authorized Signatory

ARES ICOF III FUND (DELAWARE), LP
By: Ares ICOF III Management LP,
its Investment Manager as a Lender

By:	/s/ Jeffrey Kramer
Name:	Jeffrey Kramer
Title:	Authorized Signatory

ARES ICOF III MINI MASTER FUND (CAYMAN), LP
By: Ares ICOF III Management LP,
its Investment Manager as a Lender

By:	/s/ Jeffrey Kramer
Name:	Jeffrey Kramer
Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to A&R Credit Agreement and Amendment No. 2 to A&R Fee Letter (OppFunding III)]

ARES CREDIT STRATEGIES INSURANCE
DEDICATED FUND SERIES INTERESTS OF
THE SALI MULTI-SERIES FUND, L.P.
By: Ares Management LLC,
its Investment Subadvisor

By:	/s/ Matthew Jill
Name:	Matthew Jill
Title:	Authorized Signatory

SA REAL ASSETS 20 LIMITED
By: Ares Capital Management, LLC, its
Investment Manager

By:	/s/ Matthew Jill
Name:	Matthew Jill
Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to A&R Credit Agreement and Amendment No. 2 to A&R Fee Letter (OppFunding III)]